Financial Risks Management	12 Months Ended
Dec. 31, 2021
Foreign exchange rates [abstract]
Financial Risks Management	FINANCIAL RISKS MANAGEMENTThe Group may be exposed to the following risks arising from financial instruments : foreign exchange risk, interest rate risk, liquidity risk and credit risk.Foreign exchange risk
The Group's overall exposure to the foreign exchange risk depends, in particular, on :
•the currencies in which it receives its revenues;
•the currencies chosen when agreements are entered into, such as licensing agreements, or co-marketing or co-development agreements;
•the location of clinical trials on drug or biomarker candidates;
•the ability, for its co-contracting parties to indirectly transfer foreign exchange risk to the Company;
•the Group’s foreign exchange risk policy; and
•the fluctuation of foreign currencies against the euro.
Given the significant portion of its operations denominated in US dollars, the Group decided to limit the conversions into euros of its US dollar denominated cash, issued notably from its March 2019 Nasdaq IPO in US dollars, and not to use any specific hedging arrangements, in order to cover expenses denominated in US dollars over the coming years.
The following table shows the sensitivity of the Group's cash and cash equivalent and expenses in U.S. dollars to a variation of 10% of the U.S. dollar against the euro in 2019, 2020 and 2021. It includes, in particular, the upfront payment in December 2021 by Ipsen for the licensing agreement entered into with GENFIT and its equity purchase in the Company :

Sensitivity of the Group's cash and cash equivalents to a variation of +/- 10%	As of
of the US dollar against the euro
(in € thousands or in US dollar thousands, as applicable)	2019/12/31	2020/12/31	2021/12/31
Cash and cash equivalents denominated in US dollars	153,438	111,221	81,713
Equivalent in euros, on the basis of the exchange rate described below	136,582	90,637	72,146
Equivalent in euros, in the event of an increase of 10% of US dollar vs euro	151,758	100,708	80,163
Equivalent in euros, in the event of a decrease of 10% of US dollar vs euro	124,166	82,398	65,588

Sensitivity of the Group's expenses to a variation of +/- 10%	Year ended
of the US dollar against the euro
(in € thousands or in US dollar thousands, as applicable)	2019/12/31	2020/12/31	2021/12/31
Expenses denominated in US dollars	40,355	47,277	12,566
Equivalent in euros, on the basis of the exchange rate described below	35,922	38,528	11,095
Equivalent in euros, in the event of an increase of 10% of US dollar vs euro	39,914	42,808	12,328
Equivalent in euros, in the event of a decrease of 10% of US dollar vs euro	32,657	35,025	10,086
2021/12/31 : Equivalent in euros, on the basis of 1 euro = 1.13261 dollars US
2020/12/31 : Equivalent in euros, on the basis of 1 euro =1.2271 dollars US
2019/12/31 : Equivalent in euros, on the basis of 1 euro = 1.1234 dollars US

Cash, cash equivalents and financial assets	As of
(in € thousands)	2019/12/31	2020/12/31	2021/12/31
At origin, denominated in EUR
Cash and cash equivalents	139,863	80,391	186,609
Current and non current financial assets	1,614	1,391	4,355
Total	141,477	81,782	190,964
At origin, denominated in USD
Cash and cash equivalents	136,884	90,637	72,147
Current and non current financial assets	113	67	76
Total	136,997	90,704	72,223
Total, in EUR
Cash and cash equivalents	276,748	171,029	258,756
Current and non current financial assets	1,727	1,458	4,431
Total	278,474	172,486	263,187
Interest rate riskAs of December 31, 2021, the Group was only liable for governmental advances or conditional advances and bank loans with no interest or interest at a fixed rate, generally below market rate, with the exemption of the state-guaranteed loans (PGE), the variable rate of which could lead to an increase in interest in the future.As of December 31, 2019, 2020 and 2021, the Group's financial liabilities totaled €183.6 million, €185.7 million and €74.2 million respectively (net of the equity component of the convertible loan and debt issue costs). Current borrowings are at a fixed rate. The Group's exposure to interest rate risk through its financial assets is also insignificant due to low market rates and since these assets are mainly euro-denominated Undertakings for the Collective Investment of Transferable Securities (UCITs), medium-term negotiable notes or term deposits with progressive rates denominated in euros or US dollarsLiquidity risk
The Group's loans and borrowings mainly consist of bonds convertible or exchangeable into new or existing shares (OCEANE), initially repayable for an nominal amount of €57 million on October 16, 2025 (see Note 12.1 “Breakdown of convertible loan”), government advances for research projects and bank loans. For conditional advances, reimbursement of the principal is subject to the commercial success of the related research project (see Note 12.2.1 “Refundable and conditional advances”).
The Company has conducted a specific review of its liquidity risk and considers that it is able to meet its future maturities. On December 31, 2019, 2020 and 2021, the Group had €278,474, €172,486 , and €263,187 respectively in cash and cash equivalents and other financial assets. The Company does not believe it is exposed to short-term liquidity risk. The Company believes that the Group's cash and cash equivalents and current financial instruments are sufficient to ensure its financing, in light of its current projects and obligations and of the renegotiation, effective in 2021, of its obligations pertaining to the OCEANE debt, including the extension of the maturity date, for at least the next twelve months.
If the Group's funds are insufficient to cover any additional financing needs, the Group would require additional financing. The conditions and arrangements for any such new financing would depend, among other factors, on economic and market conditions that are beyond the Group's control.
Credit risk
Credit risk is the risk of financial loss if a customer or counterparty to a financial asset defaults on their contractual commitments. The Group is exposed to credit risk due to trade receivables and other financial assets.
The Group's policy is to manage this risk by transacting with third parties with good credit standards.